Global Bond Index Portfolio
Schedule of Investments (unaudited)
As of September 30, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Bond Fund (70.0%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	26,743,087	271,442
International Bond Fund (30.0%)
Vanguard Total International Bond Index Fund Admiral Shares	6,113,510	116,646
Total Investment Companies (Cost $466,567)		388,088
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 2.828% (Cost $279)	2,793	279
Total Investments (100.1%) (Cost $466,846)		388,367
Other Assets and Liabilities—Net (-0.1%)		(537)
Net Assets (100%)		387,830
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2022, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	88	NA1	NA1	—	—	1	—	279
Vanguard Total International Bond Index Fund	139,621	10,585	14,987	(381)	(18,192)	928	—	116,646
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	325,903	26,169	24,964	(298)	(55,368)	6,073	2,155	271,442
Total	465,612	36,754	39,951	(679)	(73,560)	7,002	2,155	388,367
1	Not applicable—purchases and sales are for temporary cash investment purposes.